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                                                                   Exhibit (10I)

                                  ASSIGNMENT


      THIS ASSIGNMENT is made this 27th day of March, 1997 by and between First Union Real Estate Equity and Mortgage Investments, an Ohio business trust ("FUR"), and First Union Management, Inc., a Delaware corporation ("FUMI").

      WHEREAS, FUR is party to that certain Share Purchase Agreement dated as of February 18, 1997 among FUR, Impark Investments Inc., the persons listed on
Schedule 1 thereto and certain others (as amended through the date hereof, the "Share Purchase Agreement"); and

      WHEREAS, FUR desires to assign its rights and obligations under the Share Purchase Agreement to FUMI and FUMI desires to accept such assignment;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each party, the parties hereby agree as follows:

1. Terms used herein commencing with initial capital letters and not otherwise defined shall have the respective meanings ascribed thereto in the Share Purchase Agreement.

2. In consideration of a Promissory Note issued by FUMI in the amount of (a) U.S. $1,459,125.08, representing the U.S. dollar equivalent as of the date hereof of Can. $2,004,691.95 being the Escrowed Funds (as defined in the Escrow Agreement), plus (b) U.S. $3,200,000, representing the additional fees, costs and expenses incurred by FUR in connection with the Share Purchase Agreement and the transactions contemplated thereby, FUR hereby assigns to FUMI all rights, title, benefits, interest, liabilities and obligations under the Share Purchase Agreement and any other documents related thereto to which any of the Vendors and FUR are parties or which have been executed by any of them for the benefit of FUR (collectively, the "Documents").

3. FUMI hereby accepts the within assignment to it of the rights, title, benefits and interest of FUR (the "Rights") and hereby covenants and agrees with FUR that it shall and will, from time to time, and at all times hereafter be bound by, observe, perform and fulfil each and every covenant, proviso, obligation, term and condition on the part of FUR in the Documents relating to the acquisition of the Purchased Shares and the payment of the Purchase Price therefor to the same extent as if FUMI had been originally named as a party to the Documents in the place and stead of


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      FUR in so far as the Documents relate to the acquisition of the Purchased
      Shares.

4. FUMI shall be entitled to hold and enforce all of the Rights in, to and under the Documents (including, without limitation, under the Escrow Agreement).

5. All references to "Purchaser" in the Documents shall be deemed to include FUMI insofar as is necessary to give effect to the assignment of the Rights in, to and under the Documents effected hereby and, for grater certainty, any Loss suffered by FUMI shall be deemed to be a Loss suffered by FUR for purposes of Article 11 of the Purchase Agreement.

6. FUR further covenants to do all such acts and execute all such documents as may be reasonably necessary or desirable to secure the vesting in FUMI of all rights assigned to FUMI hereunder.

7. This Assignment shall be governed by and construed in accordance with the laws of the State of Ohio.

8. This Assignment is for the benefit of FUMI and its subsidiaries and may be assigned by FUMI to any of its direct or indirect subsidiaries.

9. This Assignment constitutes the entire agreement between the parties with respect to the subject matter hereof. No amendment or waiver of any provision of this Assignment shall be binding on any party unless consented to in writing by such party.


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      IN WITNESS WHEREOF, this Assignment has been duly executed by the authorized officers of the parties hereto.


                                        FIRST UNION REAL ESTATE EQUITY
                                          AND MORTGAGE INVESTMENTS


                                        By:    /s/ Authorized Signer
                                               ______________________________
                                        Name:  ______________________________
                                        Title: ______________________________



                                        FIRST UNION MANAGEMENT, INC.


                                        By:    /s/ Authorized Signer
                                               ______________________________
                                        Name:  ______________________________
                                        Title: ______________________________